                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                         -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):         May 29, 1998
                                                 ------------------------------

                            SFX ENTERTAINMENT, INC.
-------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


            Delaware                     0-24017                 13-3977880
-------------------------------   ---------------------        -------------
(State or Other Jurisdiction of   (Commission File No.)        (IRS Employer
         Incorporation)                                     Identification No.)


            650 Madison Avenue, 16th Floor, New York, New York 10022
-------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:      (212) 838-3100
                                                   ----------------------------

                                      N/A
-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

         Attached hereto as Annex A are the Unaudited Pro Forma Condensed Combined Financial Statements for SFX Entertainment, Inc., a Delaware corporation (the "Company"). Capitalized terms appearing but not defined therein, have the same meaning as set forth in the Company's Registration Statement on Form S-1, as amended (No. 333-50079).


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)  Financial Statements of Businesses Acquired

              The financial statements set forth under the section "Index to Financial Statements" which are included at pages F-4 to F-166 of the Company's prospectus filed pursuant to Rule 424(b) relating to the Registration Statement on Form S-1 (Reg. No. 333-50079), filed with the Securities and Exchange Commission on May 21, 1998, are incorporated herein by reference.

         (c)  Exhibits

              1.1 Underwriting Agreement, dated May 20, 1998, by and between SFX Entertainment, Inc. and the several underwriters listed on Schedule 1 thereto

              2.1 Amendment No. 1 to Distribution Agreement among SFX Entertainment, Inc, SFX Broadcasting, Inc. and SBI Holding Corporation

              2.2 Amended and Restated Tax Sharing Agreement among SFX Entertainment, Inc, SFX Broadcasting, Inc. and SBI Holding Corporation

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.


                                            SFX ENTERTAINMENT, INC.


                                            By: /s/ Thomas P. Benson
                                               --------------------------------
                                                Name:  Thomas P. Benson
                                                Title: Chief Financial Officer


Date: May 29, 1998

                                                                        ANNEX A

          UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

     The following financial statements (the "Unaudited Pro Forma Condensed Combined Financial Statements") and notes thereto contain forward-looking statements that involve risks and uncertainties. The actual results of the Company may differ materially from those discussed herein for the reasons identified herein. The Company undertakes no obligation to publicly release the result of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances.

     In the opinion of management, all adjustments necessary to fairly present this pro forma information have been made. The Unaudited Pro Forma Condensed Combined Financial Statements are based upon, and should be read in conjunction with, the historical financial statements of the Company and the businesses acquired or to be acquired in the 1997 Acquisitions, Recent Acquisitions and the Pending Acquisitions and the respective notes to such financial statements included herein. The pro forma information is based upon tentative allocations of purchase price for the Recent Acquisitions and the Pending Acquisitions, and does not purport to be indicative of the results that would have been reported had such events actually occurred on the date specified, nor is it indicative of the Company's future results. Purchase accounting is based upon preliminary asset valuations, which are subject to change.

     The Unaudited Pro Forma Condensed Combined Balance Sheet at March 31, 1998 is presented as if the Pending Acquisitions, the Financing, the Spin-Off and the SFX Merger were completed as of March 31, 1998.

     The Unaudited Pro Forma Condensed Combined Statements of Operations for the year ended December 31, 1997, the three months ended March 31, 1998 and the twelve months ended March 31, 1998 are presented as if the Company had completed the Transactions, the Pending Acquisitions and the Financing as of January 1, 1997.

     In addition, the Unaudited Pro Forma Condensed Combined Financial Statements do not reflect certain purchase price adjustments and future contingent payments contained in the agreements relating to the Recent and Pending Acquisitions. See "Risk Factors--Risks Related to Pending Acquisitions" and "--Future Contingent Payments" and "Management's Discussion and Analysis of Financial Condition and Results of Operations--Liquidity and Capital Resources."

     The pro forma financial statements do not include the effect of certain immaterial acquisitions. No adjustments have been made to the Pro Forma Condensed Combined Statement of Operations relating to charges to earnings that are non-recurring and related to the transactions presented. See "Risk Factors--Future Charges to Earnings."

                            SFX ENTERTAINMENT, INC.
              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                                 MARCH 31, 1998
                                 (IN THOUSANDS)

                                                     PRO FORMA FOR PENDING ACQUISITIONS
                                        ------------------------------------------------------------
                                                                                         PRO FORMA
                                                                                        ADJUSTMENTS
                              SFX                                         OTHER         FOR PENDING
                         ENTERTAINMENT       FAME        DON LAW     ACQUISITIONS(1)   ACQUISITIONS
                            (ACTUAL)          I             II             III              IV
                        --------------- ------------- ------------- ----------------- --------------
ASSETS:
Current assets ........    $149,375       $ (80,497)    $ (66,855)      $ (53,803)       $ (6,000)
Property and
 equipment, net .......     196,732              60        32,000          15,032
Intangible assets,
 net ..................     470,721         127,155        57,479          35,675           6,000
                                                                                            2,400
Other assets ..........      41,598             348            --          11,357          (1,379)
                           --------       ---------     ---------       ---------        --------
TOTAL ASSETS ..........    $858,426       $  47,066     $  22,624       $   8,261        $  1,021
                           ========       =========     =========       =========        ========
LIABILITIES &
 STOCKHOLDERS'
 EQUITY:
Current liabilities ...     245,982           2,405         6,574           5,085
Deferred taxes ........      50,559                                                         2,400
Senior Subordinated
 Notes ................     350,000
Credit Facility .......     150,000
Other long-term
 debt .................      30,701
Capital lease
 obligations ..........      12,302
Other liabilities .....       5,858           1,411            50              97
Minority interest .....       1,570                                         3,079          (1,379)
Temporary equity--
 stock subject to
 redemption ...........      16,500
Stockholders' Equity...      (5,046)         43,250        16,000
                           --------       ---------     ---------       ---------        --------
TOTAL LIABILITIES &
 STOCKHOLDERS'
 EQUITY ...............    $858,426       $  47,066     $  22,624       $   8,261        $  1,021
                           ========       =========     =========       =========        ========

                     (RESTUBBED TABLE CONTINUED FROM ABOVE)

                            PRO FORMA FOR         PRO FORMA              PRO FORMA FOR
                            THE SPIN-OFF       ADJUSTMENTS FOR   THE SPIN-OFF, THE SFX MERGER,
                         AND THE SFX MERGER   THE FINANCING(1)     THE PENDING ACQUISITIONS
                                  V                  VI                AND THE FINANCING
                        -------------------- ------------------ ------------------------------
ASSETS:
Current assets ........      $ (122,987)          $326,504                $  165,773
                                                    20,036
                                                    --
Property and
 equipment, net .......                                                      243,824
Intangible assets,
 net ..................                                                      699,430
Other assets ..........                                                       51,924
                                                                          ----------
TOTAL ASSETS ..........      $ (122,987)          $346,540                $1,160,951
                             ==========      =============                ==========
LIABILITIES &
 STOCKHOLDERS'
 EQUITY:
Current liabilities ...        (120,000)                                     140,046
Deferred taxes ........                                                       52,959
Senior Subordinated
 Notes ................                                                      350,000
Credit Facility .......                             20,036                   170,036
Other long-term
 debt .................                                                       30,701
Capital lease
 obligations ..........                                                       12,302
Other liabilities .....                                                        7,416
Minority interest .....                                                        3,270
Temporary equity--
 stock subject to
 redemption ...........                                                       16,500
Stockholders' Equity...          (5,000)           326,504                   377,721
                                  2,013
                             ----------           --------                   -------
TOTAL LIABILITIES &
 STOCKHOLDERS'
 EQUITY ...............      $ (122,987)          $346,540                $1,160,951
                             ==========      =============                ==========

-------
(1) On May 14, 1998, the Company consummated the acquisition of Avalon and borrowed $27,500,000 under the Credit Facility in connection with such acquisition. The borrowing was repaid on May 28, 1998 with the proceeds of the Offering.

I. FAME ACQUISITION

                                                            AS OF MARCH 31, 1998 (IN THOUSANDS)
                                                     --------------------------------------------------
                                                                          PRO FORMA            FAME
                                                      AS REPORTED        ADJUSTMENTS        ACQUISITION
                                                     -------------   -------------------   ------------
ASSETS:
Current assets ...................................     $  1,743          $  (82,240)(a)     $ (80,497)
Property and equipment, net ......................           60                  --                60
Intangible assets, net ...........................           --             127,155 (b)       127,155
Other assets .....................................          348                  --               348
                                                       --------          ----------         ---------
TOTAL ASSETS .....................................     $  2,151          $   44,915         $  47,066
                                                       ========          ==========         =========
LIABILITIES & STOCKHOLDERS' EQUITY:
Current liabilities ..............................        2,405                  --             2,405
Other long-term debt .............................          344                (344)(c)            --
Other liabilities ................................        1,411                                 1,411
Stockholders' Equity .............................       (2,009)              2,009 (d)        43,250
                                                                             43,250
                                                                         ----------
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY .........     $  2,151          $   44,915         $  47,066
                                                       ========          ==========         =========

----------
PRO FORMA ADJUSTMENTS:

(a) To reflect the FAME acquisition for $82,240,000 in cash (including $7,900,000 which the Company anticipates paying in connection with certain taxes to be incurred by FAME and the FAME sellers) and the issuance of 1.0 million shares of Class A Common Stock.
(b) To reflect the excess of the purchase price over the net tangible assets acquired.

(c) To reflect the repayment by the Company of FAME's long-term debt at closing.

(d)        To reflect the elimination of FAME's stockholders' equity.

II. DON LAW ACQUISITION

                                                         AS OF MARCH 31, 1998 (IN THOUSANDS)
                                                   -----------------------------------------------
                                                                      PRO FORMA          DON LAW
                                                    AS REPORTED      ADJUSTMENTS       ACQUISITION
                                                   ------------- -------------------  ------------
ASSETS:
Current assets ...................................    $ 7,145        $  (74,000)(a)    $ (66,855)
Property and equipment, net ......................     13,025            18,975 (b)       32,000
Intangible assets, net ...........................        157            57,322 (c)       57,479
                                                      -------        ----------        ---------
TOTAL ASSETS .....................................    $20,327        $    2,297        $  22,624
                                                      =======        ==========        =========
LIABILITIES AND STOCKHOLDERS' EQUITY:
Current liabilities ..............................    $ 6,574                              6,574
Long-term debt ...................................     10,514           (10,000)(a)           --
                                                                           (514)(d)
Other liabilities ................................         50                --               50
Stockholders' Equity .............................      3,189            (3,189)(e)       16,000
                                                                         16,000 (a)
                                                      -------        ----------        ---------
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY .........    $20,327        $    2,297        $  22,624
                                                      =======        ==========        =========

----------
PRO FORMA ADJUSTMENTS

(a) To reflect the Don Law acquisition for $74,000,000 in cash (including the repayment of up to $10,000,000 of the seller's debt) and the issuance of shares of Class A Common Stock valued at $16,000,000 (531,782 shares based on a negotiated per-share price of $30.0875). The Company may, at its option, elect to pay the full purchase price in cash in lieu of capital stock.

(b)        To reflect the increase in fair value allocated to fixed assets.

(c) To reflect the excess of the purchase price paid over the fair value of net tangible assets acquired.

(d) To reflect the repayment by the seller of the remaining long-term debt at closing.

(e)        To reflect the elimination of Don Law's stockholders' equity.

III. OTHER ACQUISITIONS

                                                             AS OF MARCH 31, 1998 (IN THOUSANDS)
                                         ---------------------------------------------------------------------------
                                                                                                           TOTAL
                                             AVALON       OAKDALE         EMI           PRO FORMA          OTHER
                                          ACQUISITION   ACQUISITION   ACQUISITION      ADJUSTMENTS      ACQUISITIONS
                                         ------------- ------------- ------------- ------------------- -------------
ASSETS:
Current assets .........................     $2,871        $4,997       $1,300         $  (26,800)(a)    $ (53,803)
                                                                                          (23,250)(a)
                                                                                           (9,250)(a)
                                                                                           (2,871)(c)
                                                                                             (800)(f)
Property and equipment, net ............      3,505           364                          11,163 (b)       15,032
Intangible assets, net .................        257                                        11,001 (b)       35,675
                                                                                           24,417 (b)
Other assets ...........................      2,337                          7             11,350 (a)       11,357
                                                                                           (2,337)(c)
                                             ------        ------       ------         ----------        ---------
TOTAL ASSETS ...........................     $8,970        $5,361       $1,307         $   (7,377)       $   8,261
                                             ======        ======       ======         ==========        =========
LIABILITIES & STOCKHOLDERS' EQUITY:
Current liabilities ....................     $2,493        $4,624       $  461         $   (2,493)(c)    $   5,085
Long term debt .........................      1,124                        800             (1,124)(c)           --
                                                                                             (800)(f)
Other liabilities ......................         --                         97                 --               97
Minority interest ......................      1,379                                         1,700 (g)        3,079
Stockholders' Equity ...................      3,974           737          (51)              (737)(d)           --
                                                                                               51 (e)
                                                                                           (3,974)(c)
                                             ------        ------       ------         ----------        ---------
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY     $8,970        $5,361       $1,307         $   (7,377)       $   8,261
                                             ======        ======       ======         ==========        =========

----------
PRO FORMA ADJUSTMENTS:

(a) To reflect the consummation of the Avalon acquisition on May 14, 1998 for $26,800,000 in cash (including reimbursement of $300,000 in out-of-pocket costs and expenses incurred in connection with the development of the Camarillo Creek Amphitheatre and to reflect the Oakdale acquisition for $23,250,000 in cash (including a non-recourse loan to the sellers of Oakdale in the amount of $11,350,000 a portion of which will be used to repay outstanding indebtedness), and the EMI acquisition for $9,250,000 in cash (including a loan to the EMI sellers of approximately $750,000).
(b) To reflect the excess of the purchase price paid over the fair value of net tangible assets of $24,417,000 and $11,001,000 for the Avalon and EMI acquisitions, respectively. Also to reflect the increase in fair value allocated to fixed assets of $11,163,000 associated with the Oakdale acquisition.

(c) To reflect the elimination of the historical balances of current assets, current liabilities, other assets, long term debt, and stockholders' equity of the Avalon acquisition.

(d)        To reflect the elimination of Oakdale stockholders' equity.

(e)        To reflect the elimination of EMI's stockholders' deficiency.

(f) To reflect the repayment by the Company of EMI's long-term debt at closing.

(g)        To record minority interest for the 20% of EMI not purchased by the

           Company.


IV. PRO FORMA ADJUSTMENTS FOR THE PENDING ACQUISITIONS

Reflects $6,000,000 in estimated fees and expenses associated with the Pending Acquisitions.

Reflects deferred taxes of $2,400,000 associated with the differences between the book and tax bases of assets and liabilities acquired in the Avalon acquisition.

Reflects the elimination of $1,379,000 of minority interest recorded by Avalon related to its investment in a partnership which operates the Irvine and Glen Helen Amphitheatres. The Company currently owns the remaining 50% of the partnership.


V. PRO FORMA ADJUSTMENTS FOR THE SPIN-OFF AND THE SFX MERGER

To reflect (i) the assumption of the obligation to pay an estimated $120.0 million of certain taxes resulting from the Spin-Off and (ii) the payment of Working Capital by SFX Broadcasting to the Company upon consummation of the SFX Merger. On a pro forma basis, as of March 31, 1998, the amount of Working Capital to be paid by SFX Broadcasting to the Company would have been $2,013,000. Also reflects $5.0 million of change of control payments under the employment agreements of Messrs. Sillerman, Ferrel and Benson assumed by the Company pursuant to the Distribution Agreement.


VI. PRO FORMA ADJUSTMENTS FOR THE FINANCING

Represents amounts used to finance the Pending Acquisitions including the estimated net proceeds from the Offering of $326,504,000 and additional borrowings under the Credit Facility of $20,036,000.

                            SFX ENTERTAINMENT, INC.
         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1997
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                           PRO FORMA FOR THE PENDING ACQUISITIONS
                                                                     ---------------------------------------------------
                                                                                                           PRO FORMA
                                         SFX                                                              ADJUSTMENTS
                                    ENTERTAINMENT    PRO FORMA FOR                                      FOR THE PENDING
                                      (ACTUAL)     THE TRANSACTIONS     FAME      DON LAW    OTHER(2)     ACQUISITIONS
                                          I               II             III         IV          V             VI
                                   -------------- ------------------ ---------- ----------- ---------- -----------------
Revenue ..........................    $96,144         $ 646,719       $10,881     $50,588    $70,826
Operating expenses ...............     83,417           576,913         3,457      43,741     64,319
Depreciation & amortization ......      5,431            39,639           115       2,033        461       $  14,433
Corporate expenses ...............      2,206             4,206            --          --         --           1,000
                                      -------         ---------       -------     -------    -------       ---------
Operating income (loss) ..........      5,090            25,961         7,309       4,814      6,046         (15,433)
Interest expense .................      1,590            47,296            79       1,072      1,643          (2,794)
Other (income) expenses ..........       (295)             (595)         (143)       (329)      (121)
Equity (income) loss from
 investments .....................       (509)           (5,417)           --          --         70
Other expenses ...................                          (38)
                                      --------         ---------
Income/(loss) before income
 tax expense .....................      4,304           (15,285)        7,373       4,071      4,454         (12,639)
Income tax expense (benefit)              490             3,500           700          --        949            (949)
                                      -------         ---------       -------     -------    -------       ---------
Net income (loss) ................    $ 3,814         $ (18,785)      $ 6,673     $ 4,071    $ 3,505       $ (11,690)
                                      =======                         =======     =======    =======       =========
Accretion on temporary equity                            (3,300)
                                                      ---------
Net loss applicable to
 common shares ...................                    $ (22,085)
                                                      =========
Net loss per common share ........
Weighted average common
 shares outstanding (1) ..........

                     (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                      PRO FORMA FOR        PRO FORMA FOR
                                     ADJUSTMENTS FOR   THE TRANSACTIONS, THE
                                    THE FINANCING(2)   PENDING ACQUISITIONS
                                           VII           AND THE FINANCING
                                   ------------------ ----------------------
Revenue ..........................      $     --            $ 779,014
Operating expenses ...............            --              688,430
Depreciation & amortization ......            --               56,681
Corporate expenses ...............            --                5,206
                                        --------            ---------
Operating income (loss) ..........            --               28,697
Interest expense .................         1,628               48,924
Other (income) expenses ..........            --               (1,188)
Equity (income) loss from
 investments .....................            --               (5,347)
Other expenses ...................                                (38)
                                                            ---------
Income/(loss) before income
 tax expense .....................        (1,628)             (13,654)
Income tax expense (benefit)                  --                4,200
                                        --------            ---------
Net income (loss) ................      $ (1,628)           $ (17,854)
                                        ========
Accretion on temporary equity                                  (3,300)
                                                            ---------
Net loss applicable to
 common shares ...................                          $ (21,154)
                                                            =========
Net loss per common share ........                          $   (0.74)
                                                            =========
Weighted average common
 shares outstanding (1) ..........                             29,236
                                                            =========

-------
(1) Includes 500,000 shares of Class A Common Stock issued to the PACE sellers in connection with the Fifth Year Put Option (such shares are not included in calculating the net loss per common share) and the assumed issuance of 8,050,000 and approximately 1,500,000 shares of Class A Common Stock in connection with the Offering and the Pending Acquisitions, respectively.

(2) On May 14, 1998, the Company consummated the acquisition of Avalon and borrowed $27,500,000 under the Credit Facility in connection with such acquisition. The borrowing was repaid on May 28, 1998 with the proceeds of the Offering.

NOTES TO PRO FORMA INCOME STATEMENT:

I. Represents the Company's actual operating results for the year ended December 31, 1997.

  EBITDA for the year ended December 31, 1997 was $10,521,000 and $85,378,000 for the Company on an actual basis and a pro forma basis, respectively. EBITDA is defined as earnings before interest, taxes, other income, net, equity income (loss) from investments and depreciation and amortization. Although EBITDA is not a measure of performance calculated in accordance with GAAP, the Company believes that EBITDA is accepted by the entertainment industry as a generally recognized measure of performance and is used by analysts who report publicly on the performance of entertainment companies. Nevertheless, this measure should not be considered in isolation or as a substitute for operating income, net income, net cash provided by operating activities or any other measure for determining the Company's operating performance or liquidity which is calculated in accordance with GAAP. Cash flows from operating, investing and financing activities for the Company for the year ended December 31, 1997 were $1,005,000, ($73,296,000) and
  $78,270,000, respectively.

  There are other adjustments that could affect EBITDA but have not been reflected herein. Had such adjustments been made, Adjusted EBITDA on a pro forma basis would have been approximately $96,465,000 for the year ended December 31, 1997. The adjustments include the expected cost savings in connection with the Recent Acquisitions associated with the elimination of duplicative staffing and general and administrative expenses of $5,740,000, and include equity income from investments of $5,347,000. While management believes that such cost savings are achievable, the Company's ability to fully achieve such cost savings is subject to numerous factors, certain of which may be beyond the Company's control.

  Corporate expenses are net of fees from Triathlon of $1,794,000. These fees will vary, above the minimum level of $500,000, based on the level of acquisition and financing activities of Triathlon. Sillerman Communications Management Corporation ("SCMC") previously assigned its rights to receive fees payable under its agreement with Triathlon to SFX Broadcasting. Pursuant to the terms of the Distribution Agreement, SFX Broadcasting assigned its rights to receive such fees to the Company. Triathlon has previously announced that it is exploring ways of maximizing stockholder value, including possible sale to a third party. In the event that Triathlon were acquired by a third party, there can be no assurance that the agreement would continue for the remainder of its term.


II. PRO FORMA FOR THE TRANSACTIONS


     The Transactions consist of the 1997 Acquisitions, the Recent Acquisitions, the Note Offering, the Spin-Off and the SFX Merger. $150.0 million in initial borrowings under the Credit Facility used to fund the Recent Acquisitions and certain obligations related to the Spin-off and the SFX Merger.

                                                    YEAR ENDED DECEMBER 31, 1997
                                                           (IN THOUSANDS)
                                    ------------------------------------------------------------
                                                       PRO FORMA        PACE
                                          SFX          FOR 1997     AND PAVILION   CONTEMPORARY
                                     ENTERTAINMENT   ACQUISITIONS   ACQUISITIONS    ACQUISITION
                                        (ACTUAL)           A              B              C
                                    --------------- -------------- -------------- --------------
Revenue ...........................     $96,144        $14,243        $284,360       $103,300
Operating expenses ................      83,417        13,293          260,256         91,220
Depreciation & amortization .......       5,431         1,402            6,053          1,320
Corporate expenses ................       2,206                             --             --
Other expenses ....................          --                             --             --
                                        -------                       --------       --------
Operating income (loss) ...........       5,090          (452)          18,051         10,760
Interest expense ..................       1,590           171            6,772            266
Other (income) expenses ...........        (295)           (1)           1,328           (357)
Equity (income) loss from
 investments ......................        (509)           --           (7,399)            --
Other expenses ....................          --            --              (38)            --
                                        -------        --------       --------       --------
Income (loss) before income tax
 expense ..........................       4,304          (622)          17,388         10,851
Income tax expense (benefit) ......         490            --            3,569             --
                                        -------        --------       --------       --------
Net income (loss) .................     $ 3,814        $ (622)        $ 13,819       $ 10,851
                                        =======        ========       ========       ========
Accretion on temporary equity .....
Net income (loss) applicable to
 common share .....................

                                                                 YEAR ENDED DECEMBER 31, 1997
                                                                        (IN THOUSANDS)
                                    ---------------------------------------------------------------------------------------
                                                                                                  PRO FORMA
                                                                                                 ADJUSTMENTS
                                                                                  PRO FORMA        FOR THE
                                                                   CONCERTS      ADJUSTMENTS    FINANCING OF
                                         BGP         NETWORK       SOUTHERN    FOR THE RECENT    THE RECENT     PRO FORMA
                                     ACQUISITION   ACQUISITION   ACQUISITION    ACQUISITIONS    ACQUISITIONS     FOR THE
                                          D             E             F               G               H        TRANSACTIONS
                                    ------------- ------------- ------------- ---------------- -------------- -------------
Revenue ...........................   $105,553       $28,322       $14,797      $       --                      $ 646,719
Operating expenses ................     96,630        19,577        12,520              --                        576,913
Depreciation & amortization .......      1,027           351            79          23,976 (a)                     39,639
Corporate expenses ................         --            --            --           2,000 (b)                      4,206
Other expenses ....................         --            --            --              --                             --
                                      --------       -------       -------      ----------       ---------      ---------
Operating income (loss) ...........      7,896         8,394         2,198         (25,976)                        25,961
Interest expense ..................        917           195            --          (8,150)(c)      45,535         47,296
                                                                                        --
Other (income) expenses ...........       (270)          (78)          (60)           (862)(d)                       (595)
Equity (income) loss from
 investments ......................         --            --            48             862 (d)                     (5,417)
                                                                                     1,581 (g)
Other expenses ....................         --            --            --                                            (38)
                                      --------       -------       -------      ----------       ---------      ---------
Income (loss) before income tax
 expense ..........................      7,249         8,277         2,210         (19,407)        (45,535)       (15,285)
Income tax expense (benefit) ......      1,687           127            --          (2,373)(e)                      3,500
                                      --------       -------       -------      ----------       ---------      ---------
Net income (loss) .................   $  5,562       $ 8,150       $ 2,210      $  (17,034)      $ (45,535)     $ (18,785)
                                      ========       =======       =======                       =========
Accretion on temporary equity .....                                                 (3,300)(f)                     (3,300)
                                                                                ----------                      ---------
Net income (loss) applicable to
 common share .....................                                             $  (20,334)                     $ (22,085)
                                                                                ==========                      =========

A. The Company acquired Delsener/Slater, the Meadows Music Theater and Sunshine Promotions on January 2, 1997, March 20, 1997 and June 24, 1997, respectively. These adjustments represent the operating results of the Meadows Music Theater and Sunshine Promotions prior to their acquisitions by the Company.


B.  PACE AND PAVILION ACQUISITIONS


     Reflects the PACE acquisition, the separate acquisition of two partners' interest in the Pavilion partnership that owns certain amphitheaters operated by PACE and the acquisition of USA Motor Sports by PACE in March 1998.

                                                      TWELVE MONTHS ENDED DECEMBER 31, 1997 (IN THOUSANDS)
                                         ------------------------------------------------------------------------------
                                              PACE          PAVILION      USA MOTOR        PRO FORMA           PACE
                                          AS REPORTED     AS REPORTED       SPORTS        ADJUSTMENTS       ACQUISITION
                                         -------------   -------------   -----------   -----------------   ------------
Revenue ..............................     $176,168        $ 98,632        $8,560         $   1,000(a)    $284,360
Operating expenses ...................      170,169          83,258         8,306            (1,477)(b)    260,256
Depreciation & amortization ..........        1,985           4,045            23                --          6,053
Other expenses .......................        1,139              --            --            (1,139)(c)         --
                                           --------        --------        ------         ---------        --------
Operating income (loss) ..............     $  2,875        $ 11,329        $  231         $   3,616        $18,051
Interest expense .....................        2,384           4,388            --                --          6,772
Other (income) expenses ..............           53           1,304           (29)               --          1,328
Equity (income) loss from
 investments .........................       (8,134)         (1,831)           --             2,566 (d)     (7,399)
Other expenses .......................           --              --           (38)               --            (38)
                                           --------        --------        ------         ---------        --------
Income/(loss) before income tax
 expense .............................     $  8,572        $  7,468           298         $   1,050        $17,388
Income tax expense (benefit) .........        3,569              --            --                --          3,569
                                           --------        --------        ------         ---------        --------
Net income (loss) ....................     $  5,003        $  7,468        $  298         $   1,050        $13,819
                                           ========        ========        ======         =========        ========

----------
PRO FORMA ADJUSTMENTS:

(a) To reflect non-cash revenue resulting from the Company granting Blockbuster naming rights to three venues for two years for no future consideration as part of its agreement to acquire Blockbuster's indirect 33 1/3% interest in Pavilion.

(b) Reflects the elimination of $570,000 of certain officers' salaries and bonuses which will not be paid under the Company's new employment contracts and of $907,000 of non-recurring costs incurred in connection with PACE's previously planned initial public offering, which was canceled. The amount of the pro forma adjustment to eliminate salaries and bonuses is based on the Company's agreements with the affected employees that a bonus will not be paid unless there is a significant improvement in the results of the PACE acquisition. Accordingly, no such bonus is reflected in the pro forma statement of operations because, if PACE's results were similar to those in these pro forma statements of operations, the Company would not be contractually obligated to pay a bonus.
(c) Reflects the elimination of non-recurring restricted stock compensation to PACE executives.

(d) To eliminate PACE's income from its 33 1/3% equity investment in Pavilion Partners.

C. CONTEMPORARY ACQUISITION

     Reflects the Contemporary acquisition and the separate acquisition of the remaining 50% interest in Riverport Amphitheater Partners, a partnership that owns an amphitheater in St. Louis, Missouri that is operated by Contemporary.

                                                        YEAR ENDED DECEMBER 31, 1997 (IN THOUSANDS)
                                               -------------------------------------------------------------
                                                CONTEMPORARY    RIVERPORT        PRO FORMA      CONTEMPORARY
                                                 AS REPORTED   AS REPORTED      ADJUSTMENTS     ACQUISITION
                                               -------------- ------------- ------------------ -------------
Revenue ......................................    $ 89,053       $14,247       $       --        $103,300
Operating expenses ...........................      90,820        11,630          (11,230)(a)      91,220
Depreciation & amortization ..................         541           779               --           1,320
                                                  --------       -------       ----------        --------
Operating income (loss) ......................    $ (2,308)      $ 1,838       $   11,230        $ 10,760
Interest expense .............................         192            74               --             266
Other (income) expenses ......................        (117)         (240)              --            (357)
Equity (income) from investments .............      (1,002)           --            1,002 (b)          --
                                                  --------       -------       ----------        --------
Income/(loss) before income tax expense ......    $ (1,381)      $ 2,004       $   10,228        $ 10,851
Income tax expense (benefit) .................          --            --               --              --
                                                  --------       -------       ----------        --------
Net income (loss) ............................    $ (1,381)      $ 2,004       $   10,228        $ 10,851
                                                  ========       =======       ==========        ========

----------
PRO FORMA ADJUSTMENTS:

(a) Reflects the elimination of certain officers' salaries and bonuses and other consulting expenses which will not be paid under the Company's new employment and other contracts. The amount of the pro forma adjustment to eliminate salaries and bonuses is based on the Company's agreements with the affected employees that a bonus will not be paid unless there is a significant improvement in the results of Contemporary. Accordingly, no such bonus is reflected in the pro forma statement of operations because, if Contemporary's results were similar to those in these pro forma statements of operations, the Company would not be contractually obligated to pay a bonus.

(b) Reflects the elimination of Contemporary's equity income in Riverport Amphitheater Partners. Contemporary has acquired its partners' 50% interest in this venture.

D. BGP ACQUISITION

                                                        YEAR ENDED DECEMBER 31, 1997 (IN THOUSANDS)
                                                    ----------------------------------------------------
                                                                            PRO FORMA            BGP
                                                     AS REPORTED (A)       ADJUSTMENTS       ACQUISITION
                                                    -----------------   -----------------   ------------
Revenue .........................................       $105,553           $      --          $105,553
Operating expenses ..............................         99,958              (3,328)(b)        96,630
Depreciation & amortization .....................          1,027                  --             1,027
                                                        --------           ---------          --------
Operating income ................................       $  4,568           $   3,328          $  7,896
Interest expense ................................            917                  --               917
Other (income) expenses .........................           (270)                 --              (270)
                                                        --------           ---------          --------
Income/(loss) before income tax expense .........       $  3,921           $   3,328          $  7,249
Income tax expense (benefit) ....................          1,687                  --             1,687
                                                        --------           ---------          --------
Net income ......................................       $  2,234           $   3,328          $  5,562
                                                        ========           =========          ========

----------
PRO FORMA ADJUSTMENTS:

(a)        Reflects BGP's operating results for the twelve months ended January
           31, 1998.

(b) Reflects the elimination of certain officers' salaries and bonuses and other consulting expenses which will not be paid under the Company's new employment and other contracts. The amount of the pro forma adjustment to eliminate salaries and bonuses is based on the Company's agreements with the affected employees that a bonus will not be paid unless there is a significant improvement in the results of BGP. Accordingly, no such bonus is reflected in the pro forma statement of operations because, if BGP's results were similar to those in these pro forma statements of operations, the Company would not be contractually obligated to pay a bonus.


E. NETWORK ACQUISITION

                                                               YEAR ENDED DECEMBER 31, 1997 (IN THOUSANDS)
                                                    ------------------------------------------------------------------
                                                     THE NETWORK
                                                       MAGAZINE          SJS             PRO FORMA          NETWORK
                                                     AS REPORTED     AS REPORTED        ADJUSTMENTS       ACQUISITIONS
                                                    -------------   -------------   ------------------   -------------
Revenue .........................................      $16,274         $14,218          $  (2,170)(b)       $28,322
Operating expenses ..............................       14,651          14,422             (2,170)(b)        19,577
                                                                                           (7,326)(a)
Depreciation & amortization .....................          224             127                                  351
                                                       -------         -------          ---------           -------
Operating income (loss) .........................      $ 1,399         $  (331)         $   7,326           $ 8,394
Interest expense, net ...........................          159              36                 --               195
Other (income) expenses .........................           --             (78)                --               (78)
                                                       -------         -------          ---------           -------
Income/(loss) before income tax expense .........      $ 1,240         $  (289)         $   7,326           $ 8,277
Income tax expense (benefit) ....................           --            (127)                --              (127)
                                                       -------         -------          ---------           -------
Net income (loss) ...............................      $ 1,240         $  (416)         $   7,326           $ 8,150
                                                       =======         =======          =========           =======

----------
PRO FORMA ADJUSTMENTS:

(a) Reflects the elimination of certain officers' salaries and bonuses which will not be paid under the Company's new employment contracts. The amount of the pro forma adjustment to eliminate salaries and bonuses is based on the Company's agreements with the affected employees that a bonus will not be paid unless there is a significant improvement in the results of the Network acquisitions. Accordingly, no such bonus is reflected in the pro forma statement of operations because, if Network's results were similar to those in these pro forma statements of operations, the Company would not be contractually obligated to pay a bonus.

(b) Reflects the elimination of transactions between Network Magazine and SJS.

F. CONCERT/SOUTHERN ACQUISITION

                                                   YEAR ENDED DECEMBER 31, 1997 (IN THOUSANDS)
                                                  ----------------------------------------------
                                                                                      CONCERT/
                                                                     PRO FORMA        SOUTHERN
                                                   AS REPORTED      ADJUSTMENTS      ACQUISITION
                                                  -------------   ---------------   ------------
Revenue .......................................      $14,797         $    --          $14,797
Operating expenses ............................       12,949            (429)(a)       12,520
Depreciation & amortization ...................           79              --               79
                                                     -------         -------          -------
Operating income ..............................      $ 1,769         $   429          $ 2,198
Other (income) expenses .......................          (60)             --              (60)
Equity (income) loss from investments .........           80             (32)(b)           48
                                                     -------         -------          -------
Income before income tax expense ..............      $ 1,749         $   461          $ 2,210
Income tax expense (benefit) ..................           --              --               --
                                                     -------         -------          -------
Net income ....................................      $ 1,749         $   461          $ 2,210
                                                     =======         =======          =======

----------
PRO FORMA ADJUSTMENTS:

(a) Reflects the elimination of certain officers' salaries and bonuses which will not be paid under the Company's new employment contracts. The amount of the pro forma adjustment to eliminate salaries and bonuses is based on the Company's agreements with the affected employees that a bonus will not be paid unless there is a significant improvement in the results of Concert/Southern. Accordingly, no such bonus is reflected in the pro forma statement of operations because, if Concert/Southern's results were similar to those in these pro forma statements of operations, the Company would not be contractually obligated to pay a bonus.

(b) Reflects the elimination of equity loss of a non-entertainment affiliated entity which was not acquired by the Company.

G.  PRO FORMA ADJUSTMENTS

(a) Reflects the increase in depreciation and amortization resulting from the preliminary purchase accounting treatment of the Recent Acquisitions. The Company amortizes goodwill over 15 years.
(b) To record incremental corporate overhead charges associated with headquarters personnel and general and administrative expenses that management estimates will be necessary as a result of the Recent Acquisitions.

(c) Reflects the elimination of $8,150,000 of historical interest expense.

(d) To reclassify Delsener/Slater's equity income in the PNC Bank Arts Center venue following the acquisition of Pavilion Partners, which owns the other 50% equity interest in the venue.

(e) Represents an adjustment to the provision for state and local income taxes to reflect an approximate pro forma tax provision of $3,500,000. The calculation treats all companies acquired pursuant to the Recent Acquisitions as "C" Corporations. The tax provision reflects the non-deductibility of approximately $17,000,000 of goodwill amortization, and tax savings related to the pro forma adjustments for the Financing.

(f) Represents the accretion on the Fifth Year Put Option issued to the PACE sellers in connection with the PACE acquisition.

(g) To reclassify PACE's equity income in Avalon following the Avalon acquisition.


H. PRO FORMA ADJUSTMENTS FOR THE FINANCING OF THE RECENT ACQUISITIONS Reflects interest expense associated with the Notes, the initial borrowings under the Credit Facility and other debt and deferred compensation costs related to the 1997 and the Recent Acquisitions.

III. FAME ACQUISITION

                                                       YEAR ENDED DECEMBER 31, 1997 (IN THOUSANDS)
                                                    --------------------------------------------------
                                                                         PRO FORMA            FAME
                                                     AS REPORTED        ADJUSTMENTS        ACQUISITION
                                                    -------------   -------------------   ------------
Revenue .........................................     $ 10,881                              $10,881
Operating expenses ..............................       13,002          $  (10,595)(a)        3,457
                                                                             1,050 (b)
Depreciation & amortization .....................          115                                  115
                                                      --------          ----------          -------
Operating income (loss) .........................       (2,236)              9,545            7,309
Interest expense ................................           79                                   79
Other (income) expenses .........................         (143)                                (143)
                                                      --------          ----------          -------
Income/(loss) before income tax expense .........       (2,172)              9,545            7,373
Income tax expense (benefit) ....................                              700 (c)          700
                                                                        ----------          -------
Net income (loss) ...............................     $ (2,172)         $    8,845          $ 6,673
                                                      ========          ==========          =======

----------
PRO FORMA ADJUSTMENTS:

(a) Reflects the elimination of certain officers' distributions of earnings which will not be paid under the Company's new employment contracts. The FAME Agreement provides for payments by the Company to the FAME sellers of additional amounts up to an aggregate of $15.0 million in equal annual installments over 5 years contingent on the achievement of certain EBITDA targets and for additional payments by the Company if FAME's EBITDA performance exceeds the target by certain amounts.

(b) Reflects salaries and officers' life insurance premiums to be paid by the Company.

(c) Reflects an adjustment to the provision for state and local income taxes.

IV. DON LAW ACQUISITION

                                                      YEAR ENDED DECEMBER 31, 1997 (IN THOUSANDS)
                                                    -----------------------------------------------
                                                                        PRO FORMA         DON LAW
                                                     AS REPORTED     ADJUSTMENTS(C)     ACQUISITION
                                                    -------------   ----------------   ------------
Revenue .........................................      $50,588                           $50,588
Operating expenses ..............................       44,401             (610)(a)       43,741
                                                                            (50)(b)
Depreciation & amortization .....................        2,033                             2,033
                                                       -------          -------          -------
Operating income (loss) .........................      $ 4,154              660          $ 4,814
Interest expense ................................        1,072                             1,072
Other (income) expenses .........................         (329)                             (329)
                                                       -------          -------          -------
Income/(loss) before income tax expense .........      $ 3,411              660          $ 4,071
Income tax expense (benefit) ....................                                             --
                                                                                         -------
Net income (loss) ...............................      $ 3,411          $   660          $ 4,071
                                                       =======          =======          =======

----------
PRO FORMA ADJUSTMENTS:

(a) Reflects the elimination of payments made to employees by the principal owner of Don Law in connection with the sale of membership interests to a third party in 1997.

(b) Reflects the elimination of certain officers' bonuses and wages not expected to be paid under the Company's new employment contracts. The amount of the pro forma adjustment to eliminate salaries and bonuses is based on the Company's agreements with the affected employees that a bonus will not be paid unless there is a significant improvement in the results of Don Law. Accordingly, no such bonus is reflected in the pro forma statement of operations because, if Don Law's results were similar to those in these pro forma statements of operations, the Company would not be contractually obligated to pay a bonus.

(c) The pro forma adjustments for Don Law do not reflect the impact of certain new business opportunities in 1998 including an agreement to provide ticketing services for the Boston Red Sox, a new long-term concessions contract at Great Woods and an opportunity to sell the naming rights at Harborlights Pavilion. These opportunities are expected to have a significant positive impact on Don Law's 1998 operating results. However, there can be no assurance that the Company will be able to achieve such improvements. See "Risk Factors."

V. OTHER ACQUISITIONS

                                                                  YEAR ENDED DECEMBER 31, 1997
                                                                         (IN THOUSANDS)
                                            ------------------------------------------------------------------------
                                                AVALON       OAKDALE         EMI          PRO FORMA         OTHER
                                             ACQUISITION   ACQUISITION   ACQUISITION     ADJUSTMENTS     ACQUISITION
                                            ------------- ------------- ------------- ----------------- ------------
Revenue ...................................    $27,265       $16,435       $27,126                        $70,826
Operating expenses ........................     24,404        14,720        27,035          (1,840)(a)     64,319
Depreciation & amortization ...............        410            51                                          461
Corporate expenses ........................                                                                    --
Other expenses ............................                                                                    --
                                               -------       -------       -------          ------        -------
Operating income (loss) ...................      2,451       $ 1,664       $    91           1,840          6,046
Interest expense ..........................         94         1,508            41                          1,643
Other (income) expenses ...................         --           (79)          (42)                          (121)
Equity (income) loss from investments .....                                     70                             70
Other expenses ............................      1,581                                      (1,581)(b)         --
                                               -------       -------       -------          ------        -------
Income/(loss) before income tax
 expense ..................................    $   776       $   235            22           3,421          4,454
Income tax expense (benefit) ..............        249                                         700 (c)        949
                                               -------       -------       -------          ------        -------
Net income (loss) .........................    $   527       $   235       $    22       $   2,721        $ 3,505
                                               =======       =======       =======       =========        =======

----------
PRO FORMA ADJUSTMENTS:

(a) Reflects the elimination of certain officers' bonuses and wages not expected to be paid under the Company's new employment contracts for Avalon. The amount of the pro forma adjustment to eliminate salaries and bonuses is based on the Company's agreements with the affected employees that a bonus will not be paid unless there is a significant improvement in the results of Avalon. Accordingly, no such bonus is reflected in the pro forma statement of operations because, if Avalon's results were similar to those in these pro forma statements of operations, the Company would not be contractually obligated to pay a bonus.

(b) To reclassify PACE's equity income in Avalon following the Avalon acquisition.

(c) Reflects an adjustment to the provision for state and local income taxes.

VI.  PRO FORMA ADJUSTMENTS FOR THE PENDING ACQUISITIONS

     Reflects the $14,433,000 increase in depreciation and amortization resulting from the preliminary purchase accounting treatment of the Pending Acquisitions. The Company amortizes goodwill over 15 years. To record incremental corporate overhead charges of $1,000,000 associated with incremental headquarters personnel and general and administrative expenses that management estimates will be necessary as a result of the Pending Acquisitions.

     Reflects the elimination of $2,794,000 of historical interest expense. Represents an adjustment to the provision for their state and local income taxes to reflect an approximate pro forma tax provision of $4,200,000. The calculation treats all companies to be acquired pursuant to the Pending Acquisitions as "C" Corporations.

VII. PRO FORMA ADJUSTMENTS FOR THE FINANCING


     Reflects interest expense of $1,628,000 to finance the Pending Acquisitions associated with the additional borrowings under the Credit Facility.


                            SFX ENTERTAINMENT, INC.
         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                       THREE MONTHS ENDED MARCH 31, 1998
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                     PRO FORMA FOR THE PENDING ACQUISITIONS
                                                                                ------------------------------------------------
                                                                                                                   PRO FORMA
                                                   SFX                                                            ADJUSTMENTS
                                              ENTERTAINMENT     PRO FORMA FOR                                   FOR THE PENDING
                                                 (ACTUAL)     THE TRANSACTIONS     FAME    DON LAW   OTHER(2)     ACQUISITIONS
                                                    I                II            III        IV         V             VI
                                             --------------- ------------------ --------- --------- ---------- -----------------
Revenue ....................................    $  60,994        $ 173,828       $1,813    $4,549     $7,155
Operating expenses .........................       58,175          159,565          716     4,718      7,423
Depreciation & amortization ................        4,428            9,910           14       475        124       $  3,648
Corporate expenses .........................        1,314            1,314           --        --         --            303
Other expenses .............................           --               --           --        --         --
                                                ---------        ---------       ------    ------     ------       --------
Operating income (loss) ....................    $  (2,923)       $   3,039       $1,083    $ (644)    $ (392)      $ (3,951)
Interest expense ...........................        6,748           11,824           21       201         55           (277)
Other (income) expenses ....................         (897)          (1,274)         (24)      (30)       (21)
Equity (income) loss from investments ......         (445)             (77)          --        --         --
Other expenses (principally relating to the
 Spin-off) .................................       18,467           18,599           --        --         --
                                                ---------        ---------       ------    ------     ------       --------
Income/(loss) before income tax expense.....    $ (26,796)       $ (26,033)      $1,086    $ (815)    $ (426)      $ (3,674)
Income tax expense (benefit) ...............          500              600          100        --         --            (50)
                                                ---------        ---------       ------    ------     ------       --------
Net income (loss) ..........................      (27,296)       $ (26,633)      $  986    $ (815)    $ (426)      $ (3,624)
                                                =========        =========       ======    ======     ======       ========
Accretion on temporary equity ..............         (275)            (825)
                                                ---------        ---------
Net income (loss) applicable to common
 shares ....................................    $ (27,571)       $ (27,458)
                                                =========        =========
Net income (loss) per common share .........
Weighted Average common shares
 outstanding (1) ...........................

                     (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                                                         PRO FORMA
                                                                          FOR THE
                                                                       TRANSACTIONS,
                                                    PRO FORMA           THE PENDING
                                              FOR THE FINANCING(2)     ACQUISITIONS,
                                                       VII           AND THE FINANCING
                                             ---------------------- ------------------
Revenue ....................................        $     --            $ 187,345
Operating expenses .........................              --              172,422
Depreciation & amortization ................              --               14,171
Corporate expenses .........................              --                1,617
Other expenses .............................              --                   --
                                                    --------            ---------
Operating income (loss) ....................              --                 (865)
Interest expense ...........................        $    407               12,231
Other (income) expenses ....................              --               (1,349)
Equity (income) loss from investments ......              --                  (77)
Other expenses (principally relating to the
 Spin-off) .................................              --               18,599
                                                    --------            ---------
Income/(loss) before income tax expense.....        $   (407)           $ (30,269)
Income tax expense (benefit) ...............              --                  650
                                                    --------            ---------
Net income (loss) ..........................        $   (407)           $ (30,919)
                                                    ========            =========
Accretion on temporary equity ..............                                 (825)
                                                                        ---------
Net income (loss) applicable to common
 shares ....................................                            $ (31,744)
                                                                        =========
Net income (loss) per common share .........                            $   (1.11)
                                                                        =========
Weighted Average common shares
 outstanding (1) ...........................                               29,236
                                                                        =========

-------
(1) Includes 500,000 shares of Class A Common Stock issued to the PACE sellers in connection with the Fifth Year Put Option (such shares are not included in calculating the net loss per common share) and the assumed issuance of 8,050,000 and approximately 1,500,000 shares of Class A Common Stock in connection with the Offering and the Pending Acquisitions, respectively.

(2) On May 14, 1998, the Company consummated the acquisition of Avalon and borrowed $27,500,000 under the Credit Facility in connection with such acquisition. The borrowing was repaid on May 28, 1998 with the proceeds of the Offering.

NOTE TO PRO FORMA INCOME STATEMENT:


I. Represents the Company's actual operating results for the three months ended March 31, 1998.

    EBITDA for the three months ended March 31, 1998 was $1,505,000 and $14,006,000 for the Company on an actual basis and a pro forma basis, respectively. EBITDA is defined as earnings before interest, taxes, other income, net, equity income (loss) from investments and depreciation and amortization. Although EBITDA is not a measure of performance calculated in accordance with GAAP, the Company believes that EBITDA is accepted by the entertainment industry as a generally recognized measure of performance and is used by analysts who report publicly on the performance of entertainment companies. Nevertheless, this measure should not be considered in isolation or as a substitute for operating income, net income, net cash provided by operating activities or any other measure for determining the Company's operating performance or liquidity which is calculated in accordance with GAAP. Cash flows from operating, investing and financing activities for the Company for the three months ended March 31, 1998 were $9,140,000, $379,782,000 and $458,654,000, respectively.

    There are other adjustments that could affect EBITDA but have not been reflected herein. Had such adjustment been made, Adjusted EBITDA on a pro forma basis would have been approximately $15,466,000 for the three months ended March 31, 1998. The adjustments include the expected cost savings in connection with the Recent Acquisitions associated with the elimination of duplicative staffing and general and administrative expenses of $1,383,000, and include equity income from investments of $77,000. While management believes that such cost savings are achievable, the Company's ability to fully achieve such cost savings is subject to numerous factors, certain of which may be beyond the Company's control.

    Corporate expenses are net of fees from Triathlon of $133,000. These fees will vary, above the minimum annual level of $500,000, based on the level of acquisition and financing activities of Triathlon. SCMC previously assigned its rights to receive fees payable under its agreement with Triathlon to SFX Broadcasting. Pursuant to the terms of the Distribution Agreement, SFX Broadcasting assigned its rights to receive such fees to the Company. Triathlon has previously announced that it is exploring ways of maximizing stockholder value, including possible sale to a third party. In the event that Triathlon were acquired by a third party, there can be no assurance that the agreement would continue for the remainder of its term.

II. PRO FORMA FOR THE TRANSACTIONS

    The Company acquired PACE & Pavilion, Contemporary, BGP, Network, and Concert/Southern on February 25, 1998, February 27, 1998, February 24, 1998, February 27, 1998, and March 4, 1998, respectively. The following represent the operating results of these companies prior to their acquisition by the Company.

                                            FOR THE THREE MONTHS ENDED MARCH 31, 1998
                                                          (IN THOUSANDS)
                                    -----------------------------------------------------------
                                          SFX           PACE &
                                     ENTERTAINMENT     PAVILION     CONTEMPORARY       BGP
                                        (ACTUAL)     ACQUISITIONS    ACQUISITION   ACQUISITION
                                    --------------- -------------- -------------- -------------
Revenue ...........................    $  60,994       $ 84,199        $7,882       $ 16,075
Operating expenses ................       58,175         83,643         8,255         16,801
Depreciation & amortization .......        4,428          1,049           254            213
Corporate expenses ................        1,314
Other expenses ....................           --
                                       ---------       --------        ------       --------
Operating income (loss) ...........    $  (2,923)          (493)         (627)          (939)
Interest expense ..................        6,748          1,148            --            165
Other (income) expenses ...........         (897)          (195)         (122)           (46)
Equity (income) loss from
 investments ......................         (445)           549
Other expenses ....................       18,467             19                          113
                                       ---------       --------                     --------
Income/(loss) before income tax
 expense ..........................    $ (26,796)        (2,014)         (505)        (1,171)
Income tax expense (benefit) ......          500           (475)
                                       ---------       --------        ------       --------
Net income (loss) .................    $ (27,296)      $ (1,539)       $ (505)      $ (1,171)
                                                       ========        ======       ========
Accretion on temporary equity .....         (275)
                                       ---------
Net income (loss) applicable to
 common share .....................    $ (27,571)
                                       =========

                     (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                                      FOR THE THREE MONTHS ENDED MARCH 31, 1998
                                                                   (IN THOUSANDS)
                                    -----------------------------------------------------------------------------
                                                                                      PRO FORMA
                                                                    PRO FORMA        ADJUSTMENTS
                                                                   ADJUSTMENTS    FOR THE FINANCING
                                                     CONCERT/    FOR THE RECENT     OF THE RECENT     PRO FORMA
                                       NETWORK       SOUTHERN     ACQUISITIONS      ACQUISITIONS       FOR THE
                                     ACQUISITION   ACQUISITION          A                 B          TRANSACTIONS
                                    ------------- ------------- ---------------- ------------------ -------------
Revenue ...........................    $4,154        $  524                                           $ 173,828
Operating expenses ................     3,949           638        $ (10,723)                           159,565
                                                                      (1,173)
Depreciation & amortization .......        51             9            3,906                              9,910
Corporate expenses ................                                                                       1,314
Other expenses ....................                                                                          --
                                                                                                      ---------
Operating income (loss) ...........       154          (123)           7,990                --            3,039
Interest expense ..................        37                         (8,098)           11,824           11,824
Other (income) expenses ...........       (14)                                                           (1,274)
Equity (income) loss from
 investments ......................                      20             (201)                               (77)
Other expenses ....................                                                                      18,599
                                                     -------        --------                          ---------
Income/(loss) before income tax
 expense ..........................       131          (143)          16,289           (11,824)         (26,033)
Income tax expense (benefit) ......         3                            572                                600
                                       ------        ------        ---------         ---------        ---------
Net income (loss) .................    $  128        $ (143)       $  15,717         $ (11,824)       $ (26,633)
                                       ======        ======                          =========
Accretion on temporary equity .....                                     (550)                              (825)
                                                                   ---------                          ---------
Net income (loss) applicable to
 common share .....................                                $  15,167                          $ (27,458)
                                                                   =========                          =========

A.  PRO FORMA ADJUSTMENTS FOR THE RECENT ACQUISITIONS:

    To reflect the elimination of $10,723,000 of PACE's non-cash stock and other non-recurring compensation and $1,173,000 of Network's excess compensation.

    Reflects the increase of $3,906,000 in depreciation and amortization resulting from the preliminary purchase accounting treatment of the Recent Acquisitions. The Company amortizes goodwill over 15 years. Reflects the elimination of $8,098,000 of historical interest expense. To reclassify $201,000 of PACE's equity income in Avalon following the Avalon acquisition.

    Represents an adjustment to the provision for their state and local income taxes to reflect an approximate pro forma tax provision of $600,000. The calculation treats all companies to be acquired pursuant to the Recent Acquisitions as "C" Corporations.

    Represents the accretion of $550,000 on the Fifth Year Put Option issued to the PACE sellers in connection with the PACE acquisition.

B.  PRO FORMA ADJUSTMENTS FOR THE FINANCING OF THE RECENT ACQUISITIONS:

    Reflects interest expense of $11,824,000 associated with the Notes, the Credit Facility and other debt related to the Recent Acquisitions.

III. FAME ACQUISITION

                                              THREE MONTHS ENDED MARCH 31, 1998 (IN
                                                            THOUSANDS)
                                           ---------------------------------------------
                                                              PRO FORMA         FAME
                                            AS REPORTED      ADJUSTMENTS     ACQUISITION
                                           ------------- ------------------ ------------
Revenue ..................................    $1,813                           $1,813
Operating expenses .......................     1,742         $  (1,289)(a)        716
                                                                   263 (b)
Depreciation & amortization ..............        14                               14
                                              ------         ---------         ------
Operating income .........................        57             1,026          1,083
Interest expense .........................        21                               21
Other (income) expenses ..................       (24)                             (24)
                                              ------         ---------         ------
Income before income tax expense .........        60             1,026          1,086
Income tax expense (benefit) .............                         100(c)         100
                                              ------         ---------         ------
Net income ...............................    $   60         $     926         $  986
                                              ======         =========         ======

----------
PRO FORMA ADJUSTMENTS:

(a) Reflects the elimination of certain officer's distributions of earnings which will not be paid under the Company's new employment contracts. The FAME Agreement provides for payments by the Company to the FAME sellers of additional amounts up to an aggregate of

            $15.0 million in equal annual installments over 5 years contingent on the achievement of certain EBITDA targets and for additional payments by the Company if FAME's EBITDA performance exceeds the targets by certain amounts.

(b) Reflects salaries and officers' life insurance premiums to be paid by the Company.

(c) Reflects an adjustment to the provision for state and local income taxes.


IV. DON LAW ACQUISITION

                                           THREE MONTHS ENDED MARCH 31, 1998 (IN
                                                         THOUSANDS)
                                         --------------------------------------------
                                                           PRO FORMA        DON LAW
                                          AS REPORTED   ADJUSTMENTS (A)   ACQUISITION
                                         ------------- ----------------- ------------
Revenue ................................    $4,549                          $4,549
Operating expenses .....................     4,718                           4,718
Depreciation & amortization ............       475                             475
                                            ------            --            ------
Operating income (loss) ................    $ (644)           --            $ (644)
Interest expense .......................       201                             201
Other (income) expenses ................       (30)                            (30)
                                            ------            --            ------
Income/(loss) before income tax expense     $ (815)           --            $ (815)
Income tax expense (benefit) ...........        --                              --
                                            ------                          ------
Net income (loss) ......................    $ (815)           --            $ (815)
                                            ======            ==            ======

----------
(a) The pro forma adjustments for Don Law do not reflect the impact of certain new business opportunities in 1998 including an agreement to provide ticketing services for the Boston Red Sox, a new long-term concessions contract at Great Woods and an opportunity to sell the naming rights at Harborlights Pavilion. These opportunities are expected to have a significant positive impact on Don Law's 1998 operating results. However, there can be no assurance that the Company will be able to achieve such improvements. See "Risk Factors."

V. OTHER ACQUISITIONS

                                                       THREE MONTHS ENDED MARCH 31, 1998 (IN THOUSANDS)
                                             ---------------------------------------------------------------------
                                                 AVALON       OAKDALE         EMI        PRO FORMA       OTHER
                                              ACQUISITION   ACQUISITION   ACQUISITION   ADJUSTMENTS   ACQUISITIONS
                                             ------------- ------------- ------------- ------------- -------------
Revenue ....................................   $  1,071       $4,610        $1,474                      $7,155
Operating expenses .........................      2,043        3,838         1,542                       7,423
Depreciation & amortization ................        110           14                                       124
                                               --------       ------        ------        ------        ------
Operating income (loss) ....................     (1,082)      $  758        $  (68)           --        $ (392)
Interest expense ...........................         20           31             4                          55
Other (income) expenses ....................                     (21)                                      (21)
Other expenses .............................       (201)                                  $  201(a)         --
                                               --------       ------        ------        -------       ------
Income/(loss) before income tax expense.....   $   (901)      $  748        $  (72)       $ (201)       $ (426)
Income tax expense (benefit) ...............                                                                --
                                               --------       ------        ------        -------       ------
Net income (loss) ..........................   $   (901)      $  748        $  (72)       $ (201)       $ (426)
                                               ========       ======        ======        =======       ======

----------
PRO FORMA ADJUSTMENTS:

(a) To reclassify PACE's equity income in Avalon following the Avalon acquisition (which was consummated on May 14, 1998).



VI. PRO FORMA ADJUSTMENTS FOR THE PENDING ACQUISITIONS

    Reflects the increase of $3,648,000 in depreciation and amortization resulting from the preliminary purchase accounting treatment of the Pending Acquisitions. The Company amortizes goodwill over 15 years. To record incremental corporate overhead charges of $303,000 associated with incremental headquarters personnel and general and administrative expenses that management estimates will be necessary as a result of the Pending Acquisitions.

    Reflects the elimination of $277,000 of historical interest expense. Represents an adjustment to the provision for their state and local income taxes to reflect an approximate pro forma tax benefit of $650,000. The calculation treats all companies to be acquired pursuant to the Pending Acquisitions as "C" Corporations.

VII. PRO FORMA ADJUSTMENTS FOR THE FINANCING


   Reflects interest expense associated with the additional borrowings under the Credit Facility to finance the Pending Acquisitions.


                            SFX ENTERTAINMENT, INC.
         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                       TWELVE MONTHS ENDED MARCH 31, 1998
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                 PRO FORMA FOR THE PENDING ACQUISITIONS
                                                                          ----------------------------------------------------
                                                                                                                   PRO FORMA
                                                                                                                  ADJUSTMENTS
                                            SFX                                                                     FOR THE
                                       ENTERTAINMENT   PRO FORMA FOR THE                              OTHER         PENDING
                                          (ACTUAL)        TRANSACTIONS       FAME      DON LAW    ACQUISITIONS   ACQUISITIONS
                                             I                 II             III         IV          V(2)            VI
                                      --------------- ------------------- ---------- ----------- -------------- --------------
Revenue .............................    $ 149,349         $ 693,101       $11,475     $49,494      $73,846
Operating expenses ..................      133,854           615,343         2,814      42,894       68,434
Depreciation & amortization .........        9,199            39,639            99       2,006          481       $  14,456
Corporate expenses ..................        2,662             4,662            --          --           --             903
Other expenses ......................           --                --            --          --           --
                                         ---------         ---------       -------     -------      -------       ---------
Operating income (loss) .............        3,634            33,457         8,562       4,594        4,931         (15,359)
Interest expense ....................        8,235            47,296            --       1,055          304          (1,359)
Other (income) expenses .............       (1,166)           (1,854)          (54)       (351)        (137)
Equity (income) loss from
 investments ........................         (954)           (6,432)           --          --           70
Other expenses (primarily
 related to the Spin-off) ...........       18,467            19,532            --          --           --
                                         ---------         ---------       -------     -------      -------       ---------
Income/(loss) before income tax
 expense ............................      (20,948)          (25,085)        8,616       3,890        4,694         (14,000)
Income tax expense (benefit) ........          870             2,500           900          --          948          (1,348)
                                         ---------         ---------       -------     -------      -------       ---------
Net income (loss) ...................    $ (21,818)        $ (27,585)      $ 7,716     $ 3,890      $ 3,746       $ (12,652)
                                                                           =======     =======      =======       =========
Accretion on temporary equity .......         (275)           (3,300)
                                         ---------         ---------
Net income (loss) applicable to
 common shares ......................    $ (22,093)        $ (30,885)
                                         =========         =========
Net income (loss) per common
 share ..............................
Weighted average common
 shares outstanding (1) .............

                     (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                                                    PRO FORMA
                                             PRO FORMA        FOR THE TRANSACTIONS,
                                            ADJUSTMENTS            THE PENDING
                                       FOR THE FINANCING(2)       ACQUISITIONS
                                                VII             AND THE FINANCING
                                      ---------------------- ----------------------
Revenue .............................        $     --              $ 827,916
Operating expenses ..................              --                729,485
Depreciation & amortization .........              --                 56,681
Corporate expenses ..................              --                  5,565
Other expenses ......................              --                     --
                                             --------              ---------
Operating income (loss) .............              --                 36,185
Interest expense ....................           1,628                 48,924
Other (income) expenses .............              --                 (2,396)
Equity (income) loss from
 investments ........................              --                 (6,362)
Other expenses (primarily
 related to the Spin-off) ...........              --                 19,532
                                             --------              ---------
Income/(loss) before income tax
 expense ............................          (1,628)               (23,513)
Income tax expense (benefit) ........              --                  3,000
                                             --------              ---------
Net income (loss) ...................        $ (1,628)             $ (26,513)
                                             ========
Accretion on temporary equity .......                                 (3,300)
                                                                   ---------
Net income (loss) applicable to
 common shares ......................                              $ (29,813)
                                                                   =========
Net income (loss) per common
 share ..............................                              $   (1.04)
                                                                   =========
Weighted average common
 shares outstanding (1) .............                                 29,236
                                                                   =========

-------
(1) Includes 500,000 shares of Class A Common Stock issued to the PACE sellers in connection with the Fifth Year Put Option (such shares are not included in calculating the net loss per common share) and the assumed issuance of 8,050,000 and approximately 1,500,000 shares of Class A Common Stock in connection with the Offering and the Pending Acquisitions, respectively.

(2) On May 14, 1998, the Company consummated the acquisition of Avalon and borrowed $27,500,000 under the Credit Facility in connection with such acquisition. The borrowing was repaid on May 28, 1998 with the proceeds of the Offering.

NOTES TO PRO FORMA INCOME STATEMENT:


I. Represents the Company's actual operating results for the twelve months ended March 31, 1998.

   EBITDA for the twelve months ended March 31, 1998 was $12,833,000 and $92,866,000 for the Company on an actual basis and a pro forma basis, respectively. EBITDA is defined as earnings before interest, taxes, other income, net, equity income (loss) from investments and depreciation and amortization. Although EBITDA is not a measure of performance calculated in accordance with GAAP, the Company believes that EBITDA is accepted by the entertainment industry as a generally recognized measure of performance and is used by analysts who report publicly on the performance of entertainment companies. Nevertheless, this measure should not be considered in isolation or as a substitute for operating income, net income, net cash provided by operating activities or any other measure for determining the Company's operating performance or liquidity which is calculated in accordance with GAAP. Cash flows from operating, investing and financing activities for the Company for the twelve months ended March 31, 1998 were $9,838,000, $430,466,000 and $511,997,000, respectively.

   There are other adjustments that could affect EBITDA but have not been reflected herein. Had such adjustments been made, Adjusted EBITDA on a pro forma basis would have been approximately $104,883,000 for the twelve months ended March 31, 1998. The adjustments include the expected cost savings in connection with the Recent Acquisitions associated with the elimination of duplicative staffing and general and administrative expenses of $5,655,000, and include equity income from investments of $6,362,000. While management believes that such cost savings are achievable, the Company's ability to fully achieve such cost savings is subject to numerous factors, certain of which may be beyond the Company's control. See "Risk Factors."

   Corporate expenses are net of fees from Triathlon of $1,286,000. These fees will vary, above the minimum annual level of $500,000, based on the level of acquisition and financing activities of Triathlon. SCMC previously assigned its rights to receive fees payable under its agreement with Triathlon to SFX Broadcasting. Pursuant to the terms of the Distribution Agreement, SFX Broadcasting assigned its rights to receive such fees to the Company. Triathlon has announced that it is exploring ways of maximizing stockholder value, including possible sale to a third party. In the event that Triathlon were acquired by a third party, there can be no assurance that the agreement would continue for the remainder of its term.

II. PRO FORMA FOR THE TRANSACTIONS

     The Company acquired Sunshine Promotions, PACE & Pavilion, Contemporary, BGP, Network, and Concert/Southern, on June 24, 1997, February 25, 1998, February 27, 1998, February 24, 1998, February 27, 1998, March 4, 1998,
respectively. The following adjustments represents the operating results of these companies prior to their acquisition by the Company.

                                               FOR THE TWELVE MONTHS ENDED MARCH 31, 1998
                                                             (IN THOUSANDS)
                                -------------------------------------------------------------------------
                                      SFX          SUNSHINE       PACE &
                                 ENTERTAINMENT    PROMOTIONS     PAVILION     CONTEMPORARY       BGP
                                    (ACTUAL)     ACQUISITION   ACQUISITIONS    ACQUISITION   ACQUISITION
                                --------------- ------------- -------------- -------------- -------------
Revenue ....................... $149,349           $6,057       $295,607        $ 90,225    $110,745
Operating expenses ............  133,854            5,553       279,891           90,162     102,918
Depreciation &
 amortization .................    9,199              299         5,649             1,225        857
Corporate expenses ............    2,662               --
Other expenses ................       --               --         1,139
                                --------           ------       --------        --------    -------
Operating income (loss) .......    3,634              205        8,928            (1,162)     6,970
Interest expense ..............    8,235              447        6,325               (10)       989
Other (income) expenses........   (1,166)             (34)            (7)           (368)      (257)
Equity (income) loss from
 investments ..................     (954)              --       (9,457)           (1,002)
Other expenses (primarily
 related to the Spin-off) .....   18,467               --        1,415                --        156
                                --------           ------       --------        --------    --------
Income/(loss) before
 income tax expenses ..........  (20,948)            (208)      10,652               218      6,082
Income tax expense
 (benefit) ....................      870               --          683
                                --------           ------       --------        --------    -------
Net income (loss) ............. $(21,818)          $ (208)      $ 9,969         $    218    $ 6,082
                                                   ======       ========        ========    ========
Accretion on put option .......     (275)
                                --------
Net income (loss)
 applicable to common
 shares ....................... $(22,093)
                                ========

                     (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                                  FOR THE TWELVE MONTHS ENDED MARCH 31, 1998
                                                                (IN THOUSANDS)
                                ------------------------------------------------------------------------------
                                                                             PRO FORMA
                                                                            ADJUSTMENTS
                                                                              FOR THE
                                                                             FINANCING
                                                 CONCERT/     PRO FORMA    OF THE RECENT
                                   NETWORK       SOUTHERN    ADJUSTMENTS   ACQUISITIONS        PRO FORMA
                                 ACQUISITION   ACQUISITION        A              B        FOR THE TRANSACTIONS
                                ------------- ------------- ------------- -------------- ---------------------
Revenue .......................  $28,364      $13,924       $ 1,000                            $ 693,101
                                                             (2,170)
Operating expenses ............  28,321       12,027         (2,170)                             615,343
                                                            (11,423)
                                                            (23,790)
Depreciation &
 amortization .................   378             72         21,960                               39,639
Corporate expenses ............                               2,000                                4,662
Other expenses ................    --                        (1,139)                                  --
                                 -------      -------       -------         ------             ---------
Operating income (loss) .......  (335)         1,825         13,392             --                33,457
Interest expense ..............   151                       (16,137)        47,296                47,296
Other (income) expenses........    28            (50)                                             (1,854)
Equity (income) loss from
 investments ..................                   65          2,566                               (6,432)
                                                              1,380
                                                              1,002
                                                                (32)
Other expenses (primarily
 related to the Spin-off) .....  (506)                                                            19,532
                                 -------      -------       -------       --------             ---------
Income/(loss) before
 income tax expenses ..........      (8)       1,810         24,613        (47,296)              (25,085)
Income tax expense
 (benefit) ....................  (503)                        1,450                                2,500
                                 -------                    -------                            ---------
Net income (loss) .............  $ 495        $1,810        $23,163       $(47,296)            $ (27,585)
                                 =======      =======                     ========
Accretion on put option .......                              (3,025)                              (3,300)
                                                            -------                            ---------
Net income (loss)
 applicable to common
 shares .......................                             $20,138                            $ (30,885)
                                                            =======                            =========

A. PRO FORMA ADJUSTMENTS FOR RECENT ACQUISITIONS:

   To reflect $1,000,000 of non-cash revenue resulting from the Company granting naming rights to three venues for two years for no future consideration as part of its agreement to acquire Blockbuster's indirect 33 1/3% interest in Pavilion.

   Reflects the elimination of transactions of $2,170,000 between Network Magazine and SJS.

   To eliminate PACE's non-cash stock and other non-recurring compensation of $11,423,000.

   To record the elimination of certain officer's bonuses and wages not expected to be paid under the Company's new employment contracts of $1,477,000, $11,230,000, $3,328,000, $7,326,000, and $429,000 for the PACE,
   Contemporary, BGP, Network, and Concert Southern Acquisitions, respectively. Reflects the elimination of $1,139,000 of non-recurring restricted stock compensation to PACE executives.

   To eliminate $2,566,000 of PACE's income from its 33 1/3% equity investment in Pavilion Partners, $1,380,000 of PACE's equity income in Avalon, $1,002,000 of Contemporary's equity income in Riverport Amphitheatre Partners and $32,000 of equity loss of a non-entertainment affiliated entity of Concert/Southern which was not acquired by the Company. Reflects the increase of $21,960,000 in depreciation and amortization resulting from the preliminary purchase accounting treatment of the Recent Acquisitions. The Company amortizes goodwill over 15 years. To record incremental corporate overhead charges of $2,000,000 associated with incremental headquarters personnel and general and administrative expenses that management estimates will be necessary as a result of the Recent Acquisitions.

   To reflect the elimination of $16,137,000 of historical interest expense. Represents an adjustment to the provision for their state and local income taxes to reflect an approximate pro forma tax provision of $2,500,000. The calculation treats all companies to be acquired pursuant to the Recent Acquisitions as "C" Corporations.

   To reflect the accretion of $3,025,000 on the Fifth Year Put Option issued to the PACE sellers in connection with the PACE acquisition.

B. PRO FORMA FOR FINANCING OF THE RECENT ACQUISITIONS:


   Reflects interest expense associated with the Notes, initial borrowings under the Credit Facility and other debt and deferred compensation costs related to the Recent Acquisitions.


III. FAME ACQUISITION

                                                      TWELVE MONTHS ENDED MARCH 31, 1998 (IN
                                                                    THOUSANDS)
                                                  ----------------------------------------------
                                                                     PRO FORMA          FAME
                                                   AS REPORTED      ADJUSTMENTS      ACQUISITION
                                                  ------------- ------------------- ------------
Revenue .........................................   $ 11,475                          $ 11,475
Operating expenses ..............................     13,185        $  (10,711)(a)       2,814
                                                                           340 (b)
Depreciation & amortization .....................         99                                99
Corporate expenses ..............................                                           --
Other expenses ..................................                                           --
                                                    --------        ----------        --------
Operating income (loss) .........................     (1,809)           10,371           8,562
Interest expense ................................                                           --
Other (income) expenses .........................        (54)                              (54)
Equity (income) loss from investments ...........                                           --
Other expenses ..................................                                           --
                                                    --------        ----------        --------
Income/(loss) before income tax expense .........     (1,755)           10,371           8,616
Income tax expense (benefit) ....................                          900 (c)         900
                                                                    ----------        --------
Net income (loss) ...............................   $ (1,755)       $    9,471        $  7,716
                                                    ========        ==========        ========

PRO FORMA ADJUSTMENTS:

(a) Reflects the elimination of certain officers' distributions of earnings which will not be paid under the Company's new employment contracts. The FAME Agreement provides for payments by the Company to the FAME sellers of additional amounts up to an aggregate of $15.0 million in equal annual installments over 5 years contingent on the achievement of certain EBITDA targets and for additional payments by the Company if FAME's EBITDA performance exceeds the targets by certain amounts.

(b) Reflects salaries and officers' life insurance premiums to be paid by the Company.

(c) Reflects an adjustment to the provision for state and local income taxes.

IV. DON LAW ACQUISITION

                                                     TWELVE MONTHS ENDED MARCH 31, 1998 (IN
                                                                   THOUSANDS)
                                                  --------------------------------------------
                                                                    PRO FORMA        DON LAW
                                                   AS REPORTED   ADJUSTMENTS (C)   ACQUISITION
                                                  ------------- ----------------- ------------
Revenue .........................................    $49,494                        $49,494
Operating expenses ..............................     43,554        $  (610)(a)      42,894
                                                                        (50)(b)
Depreciation & amortization .....................      2,006                          2,006
                                                     -------        -------         -------
Operating income (loss) .........................      3,934            660           4,594
Interest expense ................................      1,055                          1,055
Other (income) expenses .........................       (351)                          (351)
                                                     -------        -------         -------
Income (loss) before income tax expense .........      3,230            660           3,890
Income tax expense (benefit) ....................         --                             --
                                                     -------        -------         -------
Net income (loss) ...............................    $ 3,230        $   660         $ 3,890
                                                     =======        =======         =======

PRO FORMA ADJUSTMENTS:

(a) Reflects elimination of payments made to employees by the principal owner of Don Law in connection with the sale of membership interests to a third party in 1997.

(b) Reflects the elimination of certain officers' bonuses and wages not expected to be paid under the Company's new employment contracts. The amount of the pro forma adjustment to eliminate salaries and bonuses is based on the Company's agreements with the affected employees that a bonus will not be paid unless there is a significant improvement in the results of FAME. Accordingly, no such bonus is reflected in the pro forma statement of operations because, if FAME's results were similar to those in these pro forma statements of operations, the Company would not be contractually obligated to pay a bonus.

(c) The pro forma adjustments for Don Law do not reflect the impact of certain new business opportunities in 1998 including an agreement to provide ticketing services for the Boston Red Sox and a new long-term concessions contract at Great Woods. These opportunities are expected to have a significant positive impact on Don Law's 1998 operating results. However, there can be no assurance that the Company will be able to achieve such improvements. See "Risk Factors."


V. OTHER ACQUISITIONS

                                                         TWELVE MONTHS ENDED MARCH 31, 1998 (IN THOUSANDS)
                                             ---------------------------------------------------------------------------
                                                                                                               TOTAL
                                                 AVALON        OAKDALE          EMI          PRO FORMA         OTHER
                                              ACQUISITION   ACQUISITIONS   ACQUISITIONS     ADJUSTMENTS     ACQUISITIONS
                                             ------------- -------------- -------------- ----------------- -------------
Revenue ....................................    $27,795       $17,756        $28,295                          $73,846
Operating expenses .........................     25,310        16,806         28,158           (1,840)(a)      68,434
Depreciation & amortization ................        426            55             --                              481
Corporate expenses .........................                                      --                               --
Other expenses .............................                                      --                               --
                                                -------       -------        -------           ------         -------
Operating income (loss) ....................      2,059           895            137            1,840           4,931
Interest expense ...........................         99           160             45                              304
Other (income) expenses ....................                      (95)           (42)                            (137)
Equity (income) loss from investments ......                                      70                               70
Other expenses .............................      1,380                           --           (1,380)(b)          --
                                                -------       -------        -------           ------         -------
Income/(loss) before income tax expense.....        580           830             64            3,220           4,694
Income tax expense (benefit) ...............        248            --             --              700 (c)         948
                                                -------       -------        -------           ------         -------
Net income (loss) ..........................    $   332       $   830        $    64        $   2,520         $ 3,746
                                                =======       =======        =======        =========         =======

PRO FORMA ADJUSTMENTS:

(a) Reflects the elimination of certain officers' bonuses and wages not expected to be paid under the Company's new employment contracts. The amount of the pro forma adjustment to eliminate salaries and bonuses is based on the Company's agreements with the affected employees that a bonus will not be paid unless there is a significant improvement in the results of EMI. Accordingly, no such bonus is reflected in the pro forma statement of operations because, if EMI's results were similar to those in these pro forma statements of operations, the Company would not be contractually obligated to pay a bonus.

(b) To reclassify PACE's equity income in Avalon following the Avalon acquisition (which was consummated on May 14, 1998).

(c) Reflects an adjustment to the provision for state and local income taxes.

VI. PRO FORMA ADJUSTMENTS FOR PENDING ACQUISITIONS:

    Reflects the increase of $14,456,000 in depreciation and amortization resulting from the preliminary purchase accounting treatment of the Pending Acquisitions. The Company amortizes goodwill over 15 years. To record incremental corporate overhead charges of $903,000 associated with incremental headquarters personnel and general and administrative expenses that management estimates will be necessary as a result of the Pending Acquisitions.

    To reflect the elimination of $1,359,000 of historical interest expense. Represents an adjustment to the provision for their state and local income taxes to reflect an approximate pro forma tax provision of $2,500,000. The calculation treats all companies to be acquired pursuant to the Pending Acquisitions as "C" Corporations.


VII. PRO FORMA ADJUSTMENTS FOR THE FINANCING:

    Reflects interest expense associated with the additional borrowings under the Credit Facility and other debt to finance the Pending Acquisitions.